SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders (the ‘‘Meeting’’) on October 22, 2024 and submitted two matters to the vote of the stockholders. At the Meeting, stockholders elected nominees for director, to serve for a three-year term to expire at the 2027 Annual Meeting of Stockholders based on the following votes:

Name	Votes for	Votes Withheld
Saul B. Rosenthal(1)	175,834,837	23,813,481
David S. Shin(2)	4,056,442	2,340,956

(1) Mr. Rosenthal was elected by the holders of our common stock and preferred stock, voting together as a single class.
(2) Mr. Shin was elected by the holders of our outstanding Preferred Stock, voting as a single class.